Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made as of February 13, 2017 by and among BTHC X, Inc. (including any successor in interest of the Company or other entity that issues Registrable Securities (as defined herein), the “Company”), and the persons signatory hereto (each an “Investor,” and collectively, the “Investors”).

RECITALS

WHEREAS, pursuant to the Contribution Agreement dated as of December 31, 2016 (as amended, the “Contribution Agreement”) by and among the Company, George Syllantavos, in his capacity as the representative (the “Pubco Representative”) and individually as the “Sponsor”, Ramada Holdings, Inc. (the “Pubco Majority Shareholder”), iOra Software Limited (“iOra”), Stocksfield Limited (“Stocksfield”), Lexalytics, Inc. (“Lex”), and Mark Thompson, in his capacity as the representative of the Contributors (the “Contributor Representative”), the Company agreed to enter into this agreement with certain Investors.

NOW, THEREFORE, in consideration of the mutual promises and covenants and agreements set forth herein, the Company and the Investors hereby agree as follows:

AGREEMENT

1.           Registration Rights.

1.1       Definitions. For purposes of this Section 1:

(a)       Common Stock. “Common Stock” means the Company’s common stock, par value $0.001 per share, and stock of any other class into which such shares may hereafter have been reclassified or changed.

(b)       Holder. For purposes of this Section 1 and Section 2 hereof, the term “Holder” or “Holders” means any person or persons owning of record Registrable Securities and any permitted transferee of record of such Registrable Securities pursuant to this Agreement and the Lock-Up Agreement (defined below); provided, however, that for purposes of this Agreement, a record holder of any securities convertible or exercisable into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities.

(c)       Registration. The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement by the SEC (as defined below).

(d)       Registrable Securities. Subject to Section 1.2 below including the subsections thereof, the term “Registrable Securities” means: (i) any and all shares of Common Stock (including shares of Common Stock underlying securities exercisable for or convertible into Common Stock) beneficially owned by the person signatory hereto on the date hereof (collectively, the “Securities”), (ii) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of, the Securities, provided, that any of the foregoing securities shall cease to be Registrable Securities upon the earliest to occur of the following: (A) such securities are sold pursuant to an effective Registration Statement; (B) such securities are sold pursuant to Rule 144 or any similar provision then in force under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); (C) such securities are eligible for sale under Rule 144 without current public information requirements and without volume or manner of sale restrictions; or (D) when such securities shall cease to be outstanding.

(e)       Registration Statement. The term “Registration Statement” shall mean any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

(f)       Securities Act. The term “Securities Act” means the Securities Act of 1933, as amended.

(g)       SEC. The term “SEC” means the United States Securities and Exchange Commission.

1.2       Piggyback Registrations. Subject to subsections (a) and (b) below, the Company shall Notify all Holders of Registrable Securities in writing (the “Registration Statement Notice”) at least twenty (20) calendar days prior to filing any registration statement under the Securities Act for purposes of effecting an offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to (i) Form S-8 or any employee benefit plan, or (ii) a corporate reorganization, merger or acquisition, (iii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iv) for an offering of debt that is convertible into equity securities of the Company, or (v) for a dividend reinvestment plan. The failure of the Company to give any such Registration Statement Notice shall not invalidate the Registration Statement. If, within five (5) calendar days after the Registration Statement Notice is given, a Holder provides written notice to the Company of its wish to include such Registrable Securities (in the amount set forth in such notice) in such Registration Statement, the Company will afford each such Holder an opportunity to include such Registrable Securities in the Registration Statement (a “Piggy Back Registration”). If a Holder decides not to include all of its Registrable Securities in any registration statement filed by the Company, such Holder shall not have any right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities.

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(a)       Underwriting. If a registration statement under which the Company gives a Registration Statement Notice under this Section 1.2 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this Section 1.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected by the Company for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the maximum dollar amount or maximum number of shares to be underwritten ((such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, (i) first, to any person that exercised demand registration rights in connection with such registration, (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), to the Company, and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), to all holders of Company securities having piggyback registration rights (including Holders of Registrable Securities) requesting inclusion of their securities in such registration statement on a pro rata basis based on the total number of securities for which registration was requested. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwritten offering shall be excluded and withdrawn from such registration.

(b)       Company Termination of Registration. The Company reserves the right to terminate any registration under this Section 1.2 at any time and for any reason without liability to any Holder.

1.3       Expenses. All expenses incurred in connection with each registration, including without limitation all registration and qualification fees, printers’ and accounting fees, and fees and disbursements of counsel for the Company, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees (but excluding underwriters’ discounts and commissions and fees and expenses for counsel to the Holders), shall be borne by the Company. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the Holders thereof, which underwriting discounts or selling commissions shall be borne by such Holders.

1.4       Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

(a)       Use commercially reasonable efforts to provide copies to and permit counsel designated by the Holders to review each Registration Statement and all amendments and supplements thereto no fewer than five (5) calendar days prior to their filing with the SEC;

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(b)       furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration;

(c)       use its best efforts to register and qualify the Registrable Securities covered by such Registration Statement under such other securities laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions;

(d)       in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (it being understood and agreed that, as a condition to the Company’s obligations under this clause (d), each Holder participating in such underwriting public offering shall also enter into and perform its obligations under such an agreement);

(e)       as soon as reasonably practicable (but within at least one business day) notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

(f)       use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed.

1.5       Furnish Information. The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law or the SEC to be disclosed in such Registration Statement, prospectus, or any amendment or supplement thereto, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

1.6       Indemnification. In the event any Registrable Securities are included in a registration statement under Section 1.22 hereof:

(a)       By the Company. The Company will indemnify and hold harmless each Holder and its partners, officers and directors, employees and agents, successors and assigns and each other person, if any, who controls such Holder within the meaning of the Securities Act of, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act or the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):

(i)       any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

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(ii)       the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(iii)      any violation or alleged violation by the Company of the Securities Act or the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act or the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to (1) amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder specifically for inclusion in such Registration Statement or prospectus or amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 1.4(e), the use by such Holder of an outdated or defective prospectus in such Registration Statement after the Company has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of an advice or an amended or supplemented prospectus, but only if and to the extent that following the receipt of the advice or the amended or supplemented prospectus the misstatement or omission giving rise to such loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)       By Selling Holders. Each selling Holder, severally but not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder in writing specifically for inclusion in such Registration Statement or preliminary, final or summary prospectus or amendment or supplement thereto, or occurs because a Holder did not deliver a prospectus or the latest prospectus or any amendment or supplement thereto; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this subsection 1.6(b) in respect of any Violation shall not exceed the net proceeds received by such Holder from the sale of the Registrable Securities included in the Registration Statement of which such Violation arises.

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(c)       Notice. Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if (1) the indemnifying party has agreed in writing to pay such fees and expenses; and (2) the indemnifying party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such indemnified party in any such proceeding; or (3) representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6.

(d)       Contribution. If the indemnification provided for in this Section 1.66 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative benefits to such parties and fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds received by such Holder from the sale of the Registrable Securities included in the Registration Statement relating to which such Violation arises.

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(e)       Survival. The obligations of the Company and Holders under this Section 1.6 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

1.7       Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company agrees to use commercially reasonable efforts to:

(a)       make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public; and

(b)       file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

2.           General Provisions.

2.1       Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, email or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by email or facsimile (upon electronic or other confirmation of receipt for notice by email or facsimile); provided, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following delivery of such notice to a reputable air courier service with an order for next-day delivery.

(i) if to an Investor, as set forth below Investor’s name on the signature page of this Agreement; and

(ii) if to the Company, to the address set forth below:

BTHC X, Inc. FAO: Mark Thompson First Floor 1-3 Chapel Street Guildford GU1 3UH United Kingdom Email: mark.thompson@stocksfield.com with a copy to (which shall not constitute notice):

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, New York 10105

Attn: Sarah Williams, Esq.

Email: Swilliams@egsllp.com

Fax: (212) 370-7889

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Any party hereto (and such party’s permitted assigns) may by notice so given change its address for future notices hereunder. Notice shall be deemed conclusively given when personally delivered or sent in the manner set forth above.

2.2       Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and each of the Investors beneficially owning Registrable Securities.

2.3       Entire Agreement. This Agreement, together with all the exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

2.4       Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of New York, excluding that body of law relating to conflict of laws and choice of law that would result in the application of the substantive law of another jurisdiction.

2.5       Jurisdiction; Service; Waivers. ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT MAY BE BROUGHT IN A COURT OF RECORD OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS OF THE STATE OF NEW YORK, AND SERVICE OF PROCESS MAY BE MADE UPON THE PARTIES TO THIS AGREEMENT BY MAILING A COPY OF THE SUMMONS AND ANY COMPLAINT TO SUCH PERSON, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS AGREEMENT. BY ACCEPTANCE HEREOF, THE PARTIES HERETO EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION.

2.6       Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

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2.7       Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

2.8       Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

2.9       Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

2.10     Counterparts. This Agreement may be executed in two or more counterparts, including by electronic signature and by electronic delivery thereof, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.11     Adjustments for Stock Splits and Certain Other Changes. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

2.12     Aggregation of Stock. All shares deemed to be “beneficially owned” (as such term is defined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended) by any entity or person, shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

BTHC X, INC.

By:	/s/ George Syllantavos
Name:	George Syllantavos
Title:	Chief Executive Officer

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OMNIBUS INVESTOR SIGNATURE PAGE TO

BTHC X, INC.

REGISTRATION RIGHTS AGREEMENT

Michael Rabinowitz
[Print Name of Investor]

/s/ Michael Rabinowitz
[Signature]

Name:
Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:
Taxpayer ID Number:
(City, State and Zip)

Securities Owned:

Counterpart Signature Page to Registration Rights Agreement

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OMNIBUS INVESTOR SIGNATURE PAGE TO

BTHC X, INC.

REGISTRATION RIGHTS AGREEMENT

Lawrence Glassberg
[Print Name of Investor]

/s/ Lawrence Glassberg
[Signature]

Name:
Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:
Taxpayer ID Number:
(City, State and Zip)

Securities Owned:

Counterpart Signature Page to Registration Rights Agreement

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Ramada Holdimgs, Inc.
[Print Name of Investor]

By:	/s/ George Syllantavos
George Syllantavos
President, CEO, Director
[Signature]

Name:
Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:
Taxpayer ID Number:
(City, State and Zip)

Securities Owned:

Counterpart Signature Page to Registration Rights Agreement

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OMNIBUS INVESTOR SIGNATURE PAGE TO

BTHC X, INC.

REGISTRATION RIGHTS AGREEMENT

Edward Rose
[Print Name of Investor]

/s/ Edward Rose
[Signature]

Name:
Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:
Taxpayer ID Number:
(City, State and Zip)

Securities Owned:

Counterpart Signature Page to Registration Rights Agreement

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OMNIBUS INVESTOR SIGNATURE PAGE TO

BTHC X, INC.

REGISTRATION RIGHTS AGREEMENT

James Siegel
[Print Name of Investor]

/s/ James Siegel
[Signature]

Name:
Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:
Taxpayer ID Number:
(City, State and Zip)

Securities Owned:

Counterpart Signature Page to Registration Rights Agreement

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OMNIBUS INVESTOR SIGNATURE PAGE TO

BTHC X, INC.

REGISTRATION RIGHTS AGREEMENT

Timothy Murphy
[Print Name of Investor]

/s/ Timothy Murphy
[Signature]

Name:
Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:
Taxpayer ID Number:
(City, State and Zip)

Securities Owned:

Counterpart Signature Page to Registration Rights Agreement

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OMNIBUS INVESTOR SIGNATURE PAGE TO

BTHC X, INC.

REGISTRATION RIGHTS AGREEMENT

Christopher Fiore
[Print Name of Investor]

/s/ Christopher Fiore
[Signature]

Name:
Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:
Taxpayer ID Number:
(City, State and Zip)

Securities Owned:

Counterpart Signature Page to Registration Rights Agreement

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OMNIBUS INVESTOR SIGNATURE PAGE TO

BTHC X, INC.

REGISTRATION RIGHTS AGREEMENT

Clifford Telller
[Print Name of Investor]

/s/ Clifford Telller
[Signature]

Name:
Title:

Mailing Address:	Telephone No.:
Facsimile No:
Email Address:
Taxpayer ID Number:
(City, State and Zip)

Securities Owned:

Counterpart Signature Page to Registration Rights Agreement